UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2011
SEALED AIR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12139 (Commission File Number)	65-0654331 (IRS Employer Identification No.)

200 Riverfront Boulevard Elmwood Park, New Jersey (Address of Principal Executive Offices)	07407 (Zip Code)
Registrant’s telephone number, including area code: 201-791-7600
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 28, 2011, David H. Kelsey notified Sealed Air Corporation (the “Company”) of his resignation as Chief Financial Officer of the Company effective as of August 12, 2011.
On August 2, 2011, the Company announced the appointment of Tod S. Christie, who has been serving as the Company’s Treasurer, as the Interim Chief Financial Officer, effective as of the close of business on August 12, 2011.
Mr. Christie, 52, has been a member of the Company’s Finance Department since 1984. He was appointed Assistant Treasurer in 1988 and Treasurer in 1999. Prior to working at the Company, Mr. Christie worked at Arthur Andersen & Co. Mr. Christie holds a Bachelor of Science in Commerce from the University of Virginia and is a Certified Treasury Professional and an Associate in Risk Management.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION
By:	/s/ H. Katherine White
	Name:	H. Katherine White
	Title:	Vice President

Dated: August 2, 2011